UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 20, 2015
(Date of earliest event reported)

CSAIL 2015-C2 Commercial Mortgage Trust
(Exact name of issuing entity)

Column Financial, Inc.
UBS Real Estate Securities Inc.
BSPCC Lender L.L.C.
MC-Five Mile Commercial Mortgage Finance LLC
The Bancorp Bank
Jefferies LoanCore LLC

(Exact name of sponsor as specified in its charter)

Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-199921-02	13-3220910
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

On May 20, 2015, Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) caused the issuance of the CSAIL 2015-C2 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C2 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2015 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B, Class C and Class D Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,277,148,000, were sold to Credit Suisse Securities (USA) LLC (“Credit Suisse”), UBS Securities LLC (“UBS”) and Jefferies LLC (“JLC” and, collectively with Credit Suisse and UBS, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated May 6, 2015, among the Registrant, Credit Suisse, UBS, JLC and Column Financial, Inc. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On May 20, 2015, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,277,148,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $7,514,447.59, were approximately $1,406,389,695.66. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant. Of the expenses paid by the Registrant, $0 in the form of fees were paid to the Underwriters, $0 were paid to or for the Underwriters and $7,514,447.59 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-199921) was originally declared effective on December 29, 2014.

On May 20, 2015, the Registrant sold the Class X-E, Class X-F, Class X-NR, Class E, Class F, Class G, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $103,553,089, to Credit Suisse, as initial purchaser, pursuant to a Certificate Purchase Agreement, dated May 6, 2015, between the Depositor and Credit Suisse. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “St. Louis Premium Outlets Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2014 (the “JPMBB 2014-C26 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor. An executed version of the JPMBB 2014-C26 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The Mortgage Loans identified in the Pooling and Servicing Agreement as the “Soho-Tribeca Grand Hotel Portfolio Mortgage Loan”, the “Westfield Trumbull Mortgage Loan” and the “Bayshore Mall Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of March 1, 2015 (the “CSAIL 2015-C1 Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor. An executed version of the CSAIL 2015-C1 Pooling and Servicing Agreement is attached hereto as Exhibit 4.3.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “9200 & 9220 Sunset Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of May 1, 2015 (the “COMM 2015-CCRE23 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor. An executed version of the COMM 2015-CCRE23 Pooling and Servicing Agreement is attached hereto as Exhibit 4.4.

The Certificates represent, in the aggregate, the entire beneficial ownership in CSAIL 2015-C2 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 118 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 160 commercial, multifamily and manufactured housing properties. The Mortgage Loans were acquired by the Registrant (i) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2015 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and Column, (ii) from UBS Real Estate Securities Inc. (“UBSRES”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2015 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and UBSRES, (iii) from BSPCC Lender L.L.C. (“BSPCC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2015 and as to which an executed version is attached hereto as Exhibit 99.3, between the Registrant and BSPCC, (iv) from MC-Five Mile Commercial Mortgage Finance LLC (“Five Mile”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2015 and as to which an executed version is attached hereto as Exhibit 99.4, between the Registrant and Five Mile, (v) from The Bancorp Bank (“Bancorp”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2015 and as to which an executed version is attached hereto as Exhibit 99.5, between the Registrant and Bancorp and (vi) from Jefferies LoanCore LLC (“JLC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2015 and as to which an executed version is attached hereto as Exhibit 99.6, between the Registrant and JLC.

Item 9.01.               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated May 6, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, UBS Securities LLC, Jefferies LLC, as underwriters, and Column Financial, Inc.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of May 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.2
Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C26 certificates, dated as of December 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.3
Pooling and Servicing Agreement, dated as of March 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.4
Pooling and Servicing Agreement, dated as of May 1, 2015, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 20, 2015.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 20, 2015 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of May 1, 2015, between Column Financial, Inc., as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of May 1, 2015, between UBS Real Estate Securities Inc., as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of May 1, 2015, between BSPCC Lender L.L.C., as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of May 1, 2015, between MC-Five Mile Commercial Mortgage Finance LLC, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of May 1, 2015, between The Bancorp Bank, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of May 1, 2015, between Jefferies LoanCore LLC, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 20, 2015	CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated May 6, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, UBS Securities LLC, Jefferies LLC, as underwriters, and Column Financial, Inc.
(E)

4.1
Pooling and Servicing Agreement, dated as of May 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
(E)

4.2
Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C26 certificates, dated as of December 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

4.3
Pooling and Servicing Agreement, dated as of March 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.
(E)

4.4
Pooling and Servicing Agreement, dated as of May 1, 2015, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 20, 2015.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 20, 2015 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of May 1, 2015, between Column Financial, Inc., as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of May 1, 2015, between UBS Real Estate Securities Inc., as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of May 1, 2015, between BSPCC Lender L.L.C., as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.	(E)

99.4	Mortgage Loan Purchase Agreement, dated as of May 1, 2015, between MC-Five Mile Commercial Mortgage Finance LLC, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.	(E)

99.5	Mortgage Loan Purchase Agreement, dated as of May 1, 2015, between The Bancorp Bank, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.	(E)

99.6	Mortgage Loan Purchase Agreement, dated as of May 1, 2015, between Jefferies LoanCore LLC, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.	(E)